                                HOMESTEAD

                                FUNDS

                                PROSPECTUS

                                MARCH 10, 2003

                                DAILY INCOME FUND

                                SHORT-TERM GOVERNMENT
                                SECURITIES FUND

                                SHORT-TERM BOND FUND

                                STOCK INDEX FUND

                                VALUE FUND

                                SMALL-COMPANY STOCK FUND

                                INTERNATIONAL STOCK INDEX FUND

                                NASDAQ-100 INDEX TRACKING
                                STOCK(SM) FUND

                                As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities. The Securities and Exchange Commission has not determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                [HOMESTEAD        HOMESTEAD FUNDS, INC.
                                FUNDS, INC. LOGO] 4301 Wilson Boulevard
                                                  Arlington, VA  22203
                                                  1-800-258-3030
                                                  www.homesteadfunds.com


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[Intentionally Left Blank]


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TABLE OF CONTENTS

THE HOMESTEAD FUNDS ARE A FAMILY OF EIGHT NO-LOAD MUTUAL FUNDS. EACH OF THE FUNDS HAS A DIFFERENT FINANCIAL OBJECTIVE AND INVOLVES SPECIFIC RISKS. USE THE INFORMATION IN THIS PROSPECTUS TO DECIDE WHICH FUNDS ARE BEST FOR YOU.


THE FUNDS

Daily Income Fund....................4
Objective, Strategy, Risks

Short-Term
Government Securities Fund...........6
Objective, Strategy, Risks

Short-Term Bond Fund.................8
Objective, Strategy, Risks

Stock Index Fund....................12
Objective, Strategy, Risks

Value Fund..........................16
Objective, Strategy, Risks

Small-Company Stock Fund............19
Objective, Strategy, Risks

International Stock Index Fund......22
Objective, Strategy, Risks

Nasdaq-100 Index Tracking Stock(SM)
Fund................................26
Objective, Strategy, Risks

Performance.........................30

Expenses............................34

Management..........................35

Distributions and Taxes.............37

Financial Highlights................38


YOUR ACCOUNT

How to Buy, Exchange
and Sell Shares.....................46

Conditions of Purchase..............49

When Transactions
Are Priced..........................50

How Fund Prices
Are Determined......................50

Stock Certificates..................50

Signature Guarantees................51

Minimum Account Size................52

Excessive Trading...................52

SERVICES


Important Addresses
and Phone Numbers...................52

Hours of Operation..................52

24-Hour, Automated
Telephone Service...................53

Account Statements..................53

Fund Reports........................53

Telephone Transaction
Privileges..........................53

Automatic Investment/
Redemption Plans....................54

Checkwriting........................54

Types of Accounts...................55

Service Changes Policy..............55


Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of the principal amount invested.

4  THE FUNDS   THE DAILY INCOME FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE.


DAILY INCOME FUND


ASSET ALLOCATION
money market


CREDIT RISK
low


EXPECTED DEGREE OF
SHARE PRICE VOLATILITY
very low

OBJECTIVE


The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


STRATEGY


PORTFOLIO COMPOSITION--The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market securities. Investments can include...


- short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by the Government National Mortgage Association or the Federal National Mortgage Association, now called Fannie Mae)


- short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker's acceptances and time deposits)


- short-term corporate obligations with remaining maturities of 13 months or less (for example, notes and bonds)


-       commercial paper issued by corporations and finance companies


-       repurchase agreements collateralized by the above-mentioned securities


-       U.S. dollar-denominated obligations of foreign issuers.


These securities may have variable-rate demand features. Some types of securities pose specific risks. See "Risks" for more information.

CREDIT QUALITY--The Fund invests in short-term debt securities that present minimal credit risk, and, at the time of investment, are eligible securities. Eligible securities are those in either of the two highest credit categories for short-term debt obligations, as rated by any two nationally recognized statistical rating organizations (NRSRO); or as rated by one NRSRO, if the security is only rated by one agency; or determined by RE Advisers to be of comparable investment quality, if the security is unrated. The Fund will invest at least 95% of assets in eligible securities in the highest credit category.

MATURITY--The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund will only purchase eligible money market securities maturing in 13 months or less.


Risks

An investment in the Daily Income Fund is subject to the following general risks:


- CREDIT RISK--the chance a bond issuer will not make timely payments of principal or interest.




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                                                                    THE FUNDS  5


- INCOME RISK--the chance a decline in interest rates will cause the Fund's yield to decline.


- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.


Some types of securities in which the Fund invests pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.


- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.


The Fund has adopted certain policies to reduce risk. The Fund will not...


-       invest more than 5% of its total assets in any one issuer's securities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.


- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO FUND POLICIES--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

6  THE FUNDS    THIS FUND PROVIDES AN EXTRA MEASURE OF CREDIT PROTECTION, AS IT
                INVESTS EXCLUSIVELY IN FIXED-INCOME SECURITIES WHOSE PRINCIPAL
                AND INTEREST PAYMENTS ARE GUARANTEED BY THE U.S. GOVERNMENT. THE
                U.S. GOVERNMENT DOES NOT GUARANTEE THE FUND'S PRICE OR YIELD.
                THESE WILL FLUCTATE WITH MARKET CONDITIONS.

SHORT-TERM
GOVERNMENT
SECURITIES FUND

ASSET ALLOCATION
fixed income

CREDIT RISK
very low

EXPECTED DEGREE OF
SHARE PRICE VOLATILITY
low



OBJECTIVE


The Short-Term Government Securities Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.


STRATEGY

PORTFOLIO COMPOSITION--The Fund invests at least 80% of its total assets in short-term, fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. Investments can include...


-       U.S. Treasury securities

- securities issued by U.S. Government agencies and instrumentalities and guaranteed by the U.S. Government (including mortgage pass-through securities and collateralized mortgage obligations (CMOs))

-       repurchase agreements collateralized by the above-mentioned securities

-       zero-coupon bonds issued by U.S. Government guaranteed agencies.


Some types of securities, including repurchase agreements, pose specific risks. See "Risks" for more information.


CREDIT QUALITY--The Fund will invest only in securities backed by the full faith and credit of the U.S. Government.

MATURITY--The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

RISKS

An investment in the Short-Term Government Securities Fund is subject to the following general risks:


- INCOME RISK--the chance a decline in interest rates will cause the Fund's yield to decline.

- INTEREST RATE RISK--the chance a rise in interest rates will cause the Fund's price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a change in rates than those of longer term securities.

- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

                                                                   THE FUNDS   7

Some types of securities in which the Fund invests pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.


- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.


- COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each bearing a different stated maturity and having a different payment stream. The manager's CMO class selections could increase or decrease the Fund's price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.


The Fund has adopted certain policies to reduce risk. The Fund will not...


-       invest more than 5% of its total assets in any one issuer's securities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO FUND POLICIES--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

8  THE FUNDS                    THE FUND'S SHORT MATURITY IS INTENDED TO REDUCE
                                THE EFFECT OF INTEREST RATE CHANGES ON ITS SHARE
                                PRICE. PRICES OF SHORT-TERM SECURITIES DECLINE
                                LESS IN RESPONSE TO A RISE IN INTEREST RATES
                                THAN THOSE OF LONGER TERM SECURITIES.

SHORT-TERM
BOND FUND

ASSET ALLOCATION
fixed income

CREDIT RISK
low

EXPECTED DEGREE OF
SHARE PRICE VOLATILITY
low


OBJECTIVE

The Short-Term Bond Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.


STRATEGY

PORTFOLIO COMPOSITION--The Fund will ordinarily invest at least 80% of its total assets in short-term debt securities in the three highest credit categories (AAA, AA and A). Investments can include...


-       corporate debt securities

-       U.S. Treasury securities

-       securities issued by U.S. Government agencies and instrumentalities

- mortgage pass-through securities issued by Government and non-Government agencies

-       collateralized mortgage obligations (CMOs)

-       asset-backed securities

-       zero-coupon bonds

-       U.S. dollar-denominated debt securities of foreign issuers.


A portion of the Fund's net assets can be invested in other types of securities. These can include...


- debt securities rated BBB by any one nationally recognized statistical rating organizations (NRSRO) or, if unrated, of comparable credit quality as determined by RE Advisers, limited to no more than 5% of the Fund's net assets

- preferred stocks, American Depository Receipts (ADRs) and investment grade debt securities (those rated AAA to BBB) convertible into or exchangeable for common stocks

- privately-placed securities, limited to no more than 10% of the Fund's net assets

- money market securities that meet the Daily Income Fund's high standards for credit quality. As a defensive or temporary strategy, the Fund may invest in money market securities without limitation.


These securities may have variable-rate demand features. Some types of securities pose specific risks. See "Risks" for more information.


CREDIT QUALITY--The Fund will ordinarily invest at least 80% of its assets in securities rated within the three highest credit categories (AAA, AA and A), as determined by a nationally recognized statistical rating organization (NRSRO), or, if unrated, of comparable credit quality as determined by RE Advisers.

                                                                    THE FUNDS  9

MATURITY--The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.


RISKS

An investment in the Short-Term Bond Fund is subject to the following general risks:


- CREDIT RISK--the chance a bond issuer will not make timely payments of principal or interest.


- INCOME RISK--the chance a decline in interest rates will cause the Fund's yield to decline.


- INTEREST RATE RISK--the chance a rise in interest rates will cause the Fund's price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities.


- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.


Some types of securities in which the Fund invests pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.


- U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Advisers' ability to accurately assess and monitor an issuer's credit quality.


- AMERICAN DEPOSITORY RECEIPTS (ADRS)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

10  FUNDS


- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.


- MORTGAGE PASS-THROUGH SECURITIES--These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund's return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay.


- COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each bearing a different stated maturity and having a different payment stream. The manager's CMO class selections could increase or decrease the Fund's price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.


- ASSET-BACKED SECURITIES--These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities' weighted average life and reduce the overall return. Investors may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing the contract or other factors. The value of these securities may fluctuate with changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.

                                                                   THE FUNDS  11


- ZERO-COUPON BONDS--Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. The investor (in this case, the Fund) is paid back at face value when the security matures. Prices of zero-coupon bonds fluctuate more in response to changes in interest rates than those of other types of comparable maturity fixed-income securities.


- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.


The Fund has adopted certain policies to reduce risk. The Fund will not...


-       invest more than 5% of its total assets in any one issuer's securities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO FUND POLICIES--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

12  FUNDS               THE STOCK INDEX FUND IS MANAGED TO TRACK THE PERFORMANCE
                        OF THE STANDARD & POOR'S 500 STOCK INDEX.


STOCK INDEX FUND

ASSET ALLOCATION
stock

PORTFOLIO
CHARACTERISTICS
similar to the Standard &
Poor's 500 Stock Index

EXPECTED DEGREE OF
SHARE PRICE VOLATILITY
high


OBJECTIVE

The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Stock Index (Standard & Poor's
500), which emphasizes stocks of large U.S. companies. Over the long term, the Fund seeks a correlation of 0.95 or better, before expenses. (A figure of 1.00 would indicate perfect correlation.) The primary component of the Fund's total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.


Because the underlying investments--stocks and other securities that function like stocks--are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.


STRATEGY

PORTFOLIO COMPOSITION--The Stock Index Fund invests all of its assets in the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio"), a separate investment company managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank. The Equity 500 Index Portfolio's investment objective is identical to the Stock Index Fund's. In this document, statements regarding the Stock Index Fund's investments refer to investments made by the Equity 500 Index Portfolio. We use the term Stock Index Fund to mean either the Stock Index Fund or the Equity 500 Index Portfolio.


The Stock Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Stock Index Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. SSgA seeks a correlation of 0.95 or better between the Stock Index Fund's performance and the performance of the Index (1.00 would represent perfect correlation.)


The Stock Index Fund intends to invest in all 500 stocks comprising the Index in proportion to their weighting in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Stock Index Fund may purchase a sample of the stocks in the Index in proportions expected by the adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Stock Index Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

                                                                   THE FUNDS  13

In addition, the Stock Index Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. For example, futures and options may be used to give the Fund flexibility in managing cash flow or exposure to equity securities prior to making direct investment in specific stocks. The Stock Index Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Stock Index Fund. The Stock Index Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.


MASTER-FEEDER STRUCTURE--The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:


   Investor
   purchases shares of . . .
        Feeder index fund
        which invests in . . .
            Master index fund
            which buys . . .
                 Investment securities.



This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund's assets according to the investment policies and restrictions described in this prospectus.


INDEXING--Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the Stock Index Fund's return in line with the Standard & Poor's 500's. SSgA does not make decisions based on its opinion of the securities' investment potential.

INDEX DESCRIPTION AND CONSTRUCTION--The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may

14  THE FUNDS

be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Stock Index Fund. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Stock Index Fund.


RISKS

An investment in the Stock Index Fund is subject to the following general risks:

- INVESTMENT RISK--the chance the value of an investment will decline in response to a company, industry or market setback. For example, the value of the stock market as a whole could decline. It is also possible that returns for large-company stocks, the primary driver of performance for the Standard & Poor's 500 and therefore for the Index Fund, could trail returns on other types of investments. As is true for other specific market sectors, large-company stocks tend to go through cycles of outperformance or underperformance relative to the full stock market. These periods can last for several years. An investment in the Stock Index Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Stock Index Fund will fluctuate up and down. When you sell your shares of the Stock Index Fund, they could be worth less than what you paid for them.


- TRACKING ERROR RISK--the chance the Stock Index Fund's return will not closely track the Standard & Poor's 500's. The leading causes of tracking error are...

- expenses--The Standard & Poor's 500 is a hypothetical portfolio and incurs no expenses. The Stock Index Fund has to pay for trading, accounting, recordkeeping and other services.


- composition--The composition of the Standard & Poor's 500 and the stocks held by the Stock Index Fund may occasionally diverge.


- cash flows--The Stock Index Fund's ability to closely trail the Standard & Poor's 500 may be affected by the timing and magnitude of cash flows in to and out of the Stock Index Fund.

Some of the types of securities in which the Stock Index Fund invests pose specific risks. These include...


- FUTURES AND OPTIONS--Futures and options are agreements to buy or sell securities at a set price on a set date. With a futures contract, the Stock Index Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Stock Index Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. The Stock Index Fund uses futures and options as a way of sharing in the performance of the Standard & Poor's 500 without owning all Standard & Poor's 500 securities directly. This strategy enhances the Stock Index Fund's ability to track the Standard & Poor's 500 and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in

                                                                   THE FUNDS  15

        futures could be greater than the contract's original cost. To mitigate these risks, the Stock Index Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Stock Index Fund will invest only in futures and options whose values are tied to the Standard & Poor's 500. The Stock Index Fund invests in futures and options to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.


     CHANGES TO FUND POLICIES--The Stock Index Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

16  THE FUNDS           THE VALUE FUND INVESTS PRIMARILY IN STOCKS WHOSE PRICES
                        FLUCTUATE WITH BUSINESS, MARKET AND ECONOMIC CONDITIONS.
                        ITS SHARE PRICE CAN RISE AND FALL SIGNIFICANTLY OVER
                        THE SHORT TERM, REFLECTING CHANGES IN THE VALUE OF THE
                        UNDERLYING INVESTMENTS.

VALUE FUND

ASSET ALLOCATION
stock

PORTFOLIO
CHARACTERISTICS
large- and medium-sized,
U.S.-based companies

INVESTMENT STYLE
value

EXPECTED DEGREE OF
SHARE PRICE VOLATILITY
high

OBJECTIVE

The Value Fund seeks capital growth over the long term and, secondarily, income. The Fund invests in stocks of established companies RE Advisers believes are selling at a discount to their true worth. Because of the volatility inherent in equity investing, the Value Fund is best-suited for long-term investors.


STRATEGY

PORTFOLIO COMPOSITION--Under ordinary conditions, the Value Fund will invest at least 80% of its total assets in common stocks of established companies. Remaining assets may be invested in other types of securities including...


- preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants


- debt securities with a credit rating of at least A, as determined by any one nationally recognized statistical rating organization (NRSRO) or, if unrated, of comparable credit quality as determined by RE Advisers


- money market securities that meet the Daily Income Fund's high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation


- U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (ADRs), limited to 10% of net assets.


The Fund will generally invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market. See "Risks" for more information on specific types of securities.


FOCUS ON LARGE- AND MID-CAPITALIZATION COMPANIES--The Value Fund focuses on stocks of established companies. These are typically sizable business franchises with market capitalizations of $2 billion or greater. On December 31, 2001, the average market capitalization for all of the companies held in the portfolio was $38.3 billion. Market capitalization is a measure of the company's total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.


OUR APPROACH TO VALUE INVESTING--This Fund invests in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining a stock's fundamental value, including:


- the relationship of a company's potential earning power to the current market price of its stock

- the price/earnings ratio relative to either the company's historical results or to the current ratios for other similar companies


-       stock price relative to the stated book value of assets

- any competitive advantages, including well-recognized trademarks or brand names.

                                                                   THE FUNDS  17



There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity. Investing before conditions improve and others realize the stock's true worth can result in significant capital appreciation. In order for this approach to be effective, the selected stocks must eventually return to investors' favor and be bid higher. There is no guarantee this anticipated turnaround will materialize.


RISKS

An investment in the Value Fund is subject to the following general risks:


- INVESTMENT RISK--the chance the value of an investment will decline in response to a company, industry or market setback. The Fund's approach could potentially limit volatility, since a stock already selling at a low price may not fall as far in response to a setback as one that was selling at a high price.


- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.


- STYLE RISK--the chance that returns on stocks within the specific sectors in which the Fund invests (medium-and large-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.


Some types of securities in which the Fund invests pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

- U.S. DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.


- AMERICAN DEPOSITORY RECEIPTS (ADRS)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the

18  THE FUNDS

        same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.


- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.


- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.


The Fund has adopted certain policies to reduce risk. The Fund will not...


-       invest more than 5% of its total assets in any one issuer's securities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO FUND POLICIES--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

SMALL-COMPANY STOCKS HAVE STRONG GROWTH POTENTIAL, BUT                       19
THIS AGGRESSIVE INVESTMENT APPROACH ENTAILS GREATER RISK.

SMALL-COMPANY
STOCK FUND

ASSET ALLOCATION
stock

PORTFOLIO
CHARACTERISTICS
small, U.S. based companies

INVESTMENT STYLE
value

EXPECTED DEGREE OF
SHARE PRICE VOLATILITY
very high

OBJECTIVE

The Small-Company Stock Fund seeks capital growth over the long term by investing in undervalued stocks of small companies. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices tend to fluctuate more widely than those of larger companies. The Fund is best-suited for long-term investors who are comfortable taking an aggressive investment approach.


STRATEGY

PORTFOLIO COMPOSITION--Under ordinary conditions, the Small-Company Stock Fund will invest at least 80% of its total assets in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalization of companies represented in the Russell 2000 Index. Remaining assets may be invested in other types of securities including...


- U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (ADRs), short-term debt securities and high-quality money market securities


- investment-grade debt securities convertible into or exchangeable for common stocks.


See "Risks" for more information on specific types of securities.


FOCUS ON SMALL-CAPITALIZATION COMPANIES--The Small-Company Stock Fund focuses on companies whose market capitalization is consistent with that of companies included in the Russell 2000 Index. On December 31, 2001, the average market capitalization for companies in the Russell 2000 was approximately $1.2 billion. On December 31, 2001, the average market capitalization for companies held in the Fund's portfolio was $1.2 billion. Market capitalization is a measure of the company's total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.


OUR APPROACH TO VALUE INVESTING--This Fund invests in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining a stock's fundamental value, including:


- the relationship of a company's potential earning power to the current market price of its stock


- the price/earnings ratio relative to either the company's historical results or to the current ratios for other similar companies


-       stock price relative to the stated book value of assets


- any competitive advantages, including well-recognized trademarks or brand names.

20  THE FUNDS


There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity. Investing before conditions improve and others realize the stock's true worth can result in significant capital appreciation. In order for this approach to be effective, the selected stocks must eventually return to investors' favor and be bid higher. There is no guarantee this anticipated turnaround will materialize.


RISKS

An investment in the Small-Company Stock Fund is subject to the following general risks:


- INVESTMENT RISK--the chance the value of an investment will decline in response to a company, industry or market setback. The Fund's value orientation could potentially limit volatility, since a stock already selling at a low price may not fall as far in response to a setback as one that was selling at a high price.


- MANAGER RISK--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.


- STYLE RISK--the chance that returns on stocks within the specific sectors in which the Fund invests (small-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.


Some of the types of securities in which the Fund invests pose specific risks. These include...


- REPURCHASE AGREEMENTS--A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.


- U.S. DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

                                                                   THE FUNDS  21


- AMERICAN DEPOSITORY RECEIPTS (ADRS)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.


- WHEN-ISSUED SECURITIES--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.


- OTHER MUTUAL FUNDS--The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.


The Fund has adopted certain policies to reduce risk. The Fund will not...


-       invest more than 5% of its total assets in any one issuer's securities.


- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.


CHANGES TO FUND POLICIES--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

22  THE FUNDS           INVESTING IN INTERNATIONAL STOCKS CAN ENHANCE PORTFOLIO
                        DIVERSIFICATION.



INTERNATIONAL
STOCK INDEX FUND


ASSET ALLOCATION
international stock


PORTFOLIO CHARACTERISTICS
similar to the Core MSCI EAFE Index


EXPECTED DEGREE OF SHARE PRICE VOLATILITY very high


OBJECTIVE


The International Stock Index Fund's investment objective is to match as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI(R) EAFE(R) Index"). There is no assurance that the International Stock Index Fund will achieve its investment objective.


Because the underlying investments -- stocks and other securities that function like stocks -- are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY

PORTFOLIO COMPOSITION--The International Stock Index Fund invests all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio, a separate investment company managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. The MSCI(R) EAFE(R) Index Portfolio's investment objective is identical to the International Stock Index Fund's. In this document, statements regarding the International Stock Index Fund's investments refer to investments made by the MSCI(R) EAFE(R) Index Portfolio. We use the term International Stock Index Fund to mean either the International Stock Index Fund or the MSCI(R) EAFE(R) Index Portfolio.


The International Stock Index Fund uses a passive management strategy designed to track the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States).


The International Stock Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the International Stock Index Fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. SSgA seeks a correlation of 0.95 or better between the International Stock Index Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.


The International Stock Index Fund may invest in all of the stocks comprising the MSCI(R) EAFE(R) Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the adviser to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The International Stock Index Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

                                                                   THE FUNDS  23


In addition, the International Stock Index Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the MSCI(R) EAFE(R) Index Portfolio. The International Stock Index Fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.


MASTER-FEEDER STRUCTURE--The International Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:


   Investor
   purchases shares of . . .
        Feeder index fund
        which invests in . . .
            Master index fund
            which buys . . .
                 Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund's assets according to the investment policies and restrictions described in this prospectus.


INDEXING--Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the International Stock Index Fund's return in line with the MSCI(R) EAFE(R)'s. SSgA does not make decisions based on its opinion of the securities' investment potential.


INDEX DESCRIPTION AND CONSTRUCTION--The International Stock Index Fund's model, the MSCI(R) EAFE(R) Index, is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed."Although the list of developed markets may change over time, at the date of this prospectus, these included:Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed", by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed

24  THE FUNDS

markets. MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the index. Securities selected by MSCI(R) for inclusion in the MSCI(R) EAFE(R) Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the MSCI(R) EAFE(R) Index Portfolio. The MSCI(R) EAFE(R) Index is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the International Stock Index Fund.


RISKS

An investment in the Fund is subject to the following general risks:


- Stock values could decline generally or could underperform other investments.


- Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.


- Foreign investments are subject to a variety of risks not associated with investing in the United States, including currency fluctuations, economic or financial instability, lack of timely or reliable information and unfavorable political or legal developments.


- The International Stock Fund's return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The International Stock Index Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the adviser, or futures or other derivative positions taken by the adviser, to replicate the performance of the Index may not correlate precisely with the return of the Index.


Some types of securities in which the Fund invests pose specific risks. These include:


INDEX FUTURES CONTRACTS AND RELATED OPTIONS--The International Stock Index Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index future" is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the International Fund and the return of the Index. In addition, the International Stock Index Fund incurs transactions

                                                                    THE FUNDS 25

costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.


OTHER DERIVATIVE TRANSACTIONS--The International Stock Index Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the International Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.


REPURCHASE AGREEMENTS AND SECURITIES LOANS--The International Stock Index Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.


CHANGES TO FUND POLICIES--The International Stock Index Fund's Directors may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Directors will not materially change the Fund's investment objective without shareholder approval.

26  THE FUNDS           THE NASDAQ-100 INDEX TRACKING STOCK FUND IS MANAGED TO
                        TRACK THE PERFORMANCE OF THE NASDAQ-100 INDEX.



NASDAQ-100
INDEX TRACKING STOCK FUND


ASSET ALLOCATION
stock


PORTFOLIO CHARACTERISTICS
similar to the Nasdaq-100 Index


EXPECTED DEGREE OF SHARE PRICE VOLATILITY very high

OBJECTIVE

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to match, as closely as possible, before expenses, the performance of the Nasdaq-100 Index(R) (the "Index"). Over the long term, the investment adviser seeks a correlation of 98% or better, before expenses, between the Fund's total return and that of the Index. (A figure of 100% would indicate perfect correlation.) The primary component of the Fund's total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.


Because the underlying investments -- stocks and other securities that function like stocks -- are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY

PORTFOLIO COMPOSITION--The Fund seeks to achieve its objective by investing in the common stocks that comprise the Index or in an Index "tracking stock." Under normal conditions, the Fund will invest at least 80% of its total assets in stocks of companies included in the Index and in the Index tracking stock. Up to 20% of the Fund's assets may be invested in other types of securities including...


-       money market instruments and other short-term debt securities


- derivative instruments, such as futures and options, that provide exposure to the stocks of companies in the Index.


INDEXING--Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the Fund's return in line with the Index. The Fund's manager does not make decisions based on his or her opinion of the securities' investment potential.


INDEX DESCRIPTION AND CONSTRUCTION--The Fund's model, the Nasdaq-100 Index(R), is composed of the 100 largest and most actively traded non-financial, domestic and international common stocks listed on the Nasdaq Stock Market. The Index was first published in 1985 and has achieved wide acceptance by both investors and market professionals. It reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. In order to limit domination of the Index by a few large stocks, the Index is calculated under a "modified capitalization weighted" methodology. This capitalization weight distribution is evaluated by Nasdaq on a quarterly basis and is re-balanced, if necessary.


To be eligible for inclusion in the Index, a security must be traded on the Nasdaq National Market tier of the Nasdaq Stock Market and meet several specific trading volume and issuer criteria. Index securities are ranked by market value and are evaluated annually based on these rankings to determine which securities will be included in the Index. The list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index security is no longer trading on

                                                                    THE FUNDS 27




the Nasdaq Stock Market, or is otherwise determined by Nasdaq to become ineligible for continued inclusion in the Index, the security will be replaced with the largest market capitalization security not currently in the Index that meets the Index eligibility criteria.


THE TRACKING STOCK--The Fund may invest in one or more securities that are designed to track the performance of the Index. One such tracking stock is issued by the Nasdaq-100 Trust(SM) (the "Trust"). The Trust is a separate, unmanaged investment company whose investment objective is to provide investment results that generally correspond to the price and yield performance of the component securities of the Index. The Trust's assets consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Index. The securities issued by the Trust that are purchased by the Fund are called Nasdaq-100 Shares(SM) and are traded on the American Stock Exchange ("Amex") under the symbol "QQQ". Nasdaq-100 Shares(SM) represent proportionate undivided interests in the Trust's assets.


RISKS

An investment in the Fund is subject to the following general risks:


- INVESTMENT RISK--the chance the value of an investment will decline in response to company, industry or market setback. For example, the value of the stock market as a whole could decline. Stock market prices tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Market value may be affected by a variety of factors including: general stock market movements, changes in financial condition of an issuer or an industry, changes in perceptions about an issuer or an industry, interest rates and inflation, government policies and litigation. The value of an investment in the Fund will fluctuate up and down. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.


        In the event of a trading halt, market quotations may not be readily available to value the Fund's holdings of Nasdaq-100 Shares. Under these and other appropriate circumstances, the Fund will value Nasdaq-100 Shares it owns based on their fair value as determined in good faith by the Board of Directors of the Fund. If Nasdaq-100 Shares were to be valued in this manner, it is possible that the Fund may not achieve its objective of matching, as closely as possible, the performance of the Index.


- TRACKING ERROR RISK-- the chance that the Fund's return will not closely track the Index's return. The leading causes of tracking error are...


        - expenses--The Index is a hypothetical portfolio and incurs no expenses. The Fund has to pay for trading, accounting, recordkeeping and other services.


        - composition--the composition of the Index and the stocks held by the Fund may occasionally diverge.


        - cash flows--the Fund's ability to closely track the Index may be affected by the timing and magnitude of cash flows into and out of the Fund.

28  THE FUNDS



        - NON-DIVERSIFIED STATUS--the Fund is classified as "non-diversified." As a result, the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited. Depending upon the composition of the Index, a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers. The Fund is therefore more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. Although the Fund may invest a relatively high percentage of its assets in certain issuers as it seeks to track the Index, in order to meet federal tax requirements, at the close of each quarter, the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.


        - CONCENTRATION--the Fund may concentrate its assets in issuers of a single industry or industries. Currently, the Index generally includes a concentration of technology and technology-related companies. Consequently, a relatively large portion of the Fund's assets may be invested in companies in this industry, such as companies that manufacture or design computers, computer-related equipment, communication systems, electronic products and other related products or in a particular issuer in this industry. The Fund therefore stands a greater chance of being hurt by adverse changes affecting the technology industry and those issuers. In the past, technology common stocks have experienced extreme price and volume fluctuations. This market volatility may adversely affect the price of the Fund's shares.


Some of the types of securities in which the Index Fund invests pose specific risks. These include...


- TRACKING STOCK--like the Fund, there can be no assurances that the Trust will meet its investment objective. In addition to those described above, investments in Nasdaq-100 Shares(SM) present the following additional risks...


- BUYING AND SELLING NASDAQ-100 SHARES(SM)--the Fund may not be able to buy or sell Nasdaq-100 Shares(SM) during any period in which the Amex halts trading. An exchange may halt trading as the result of the activation of market-wide "circuit-breakers," or whenever officials of the applicable exchange determine it is appropriate in the interest of a fair and orderly market or to protect investors. A circuit breaker is a measure instituted by the various exchanges to halt trading temporarily when the market falls by an amount based on a specified percentage decline in a specified period.


- NET ASSET VALUE AND MARKET PRICE-- the market value of the Nasdaq-100 Shares(SM) may differ from the net asset value of the Trust. This difference in price may be due to the fact that the supply and demand in the market for Nasdaq-100 Shares(SM) at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities held by the Trust.

                                                                   THE FUNDS  29


- EXPENSES OF THE TRUST--your cost of investing in the Fund will generally be higher than the cost of investing directly in the Nasdaq-100 Shares.(SM) By investing in the Fund, you will indirectly bear fees and expenses charged by the Trust in addition to the Fund's direct fees and expenses.


- LIMITATIONS ON THE AMOUNT OF NASDAQ-100 SHARES(SM) THAT MAY BE PURCHASED--the Fund, together with its affiliates, generally may not purchase more than 3% of the outstanding Nasdaq-100 Shares.(SM)


- FUTURES AND OPTIONS--futures and options are agreements to buy or sell securities at a set price on a set date. With a futures contract, the Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. The Fund may use futures and options as a way of sharing in the performance of the Index without owning all 100 securities directly. This strategy enhances the Fund's ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract's original cost. To mitigate these risks, the Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Fund will invest only in futures and options whose values are tied to the Index. The Fund intends to buy futures in anticipation of buying stocks.


CHANGES TO FUND POLICIES--The Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

30  THE FUNDS



PERFORMANCE


The information below provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for one, five and ten years or the period since the Fund's inception compare with those of a broad measure of market performance.


RETURNS BEFORE TAXES do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates. They do not reflect the impact of any state or local tax. RETURNS AFTER TAXES ON DISTRIBUTIONS reflect the taxed return on the payment of dividends and capital gains. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred. RETURNS FOR MARKET INDICES do not include expenses, which are deducted from Fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.


Past performance, as measured by the Funds' before- and after-tax returns, is not an indication or prediction of how the Funds will perform in the future.

DAILY INCOME FUND
Average Annual Total Returns for Periods Ended 12/31/01

                          1 YEAR     5 YEAR      10 YEAR
------------------------------------------------------------
RETURNS BEFORE TAXES       3.65%      4.76%       4.36%
------------------------------------------------------------

[GRAPH]

                        TOTAL
YEARS                   RETURN
1992                    3.39%
1993                    2.68%
1994                    3.63%
1995                    5.38%
1996                    4.81%
1997                    4.92%
1998                    4.91%
1999                    4.56%
2000                    5.76%
2001                    3.65%

Best Quarter:   Q1 of 1991      1.59%
Worst Quarter:  Q4 of 2001       .53%

For the Fund's current yield, call 1-800-258-3030.

                                                                   THE FUNDS  31




SHORT-TERM GOVERNMENT SECURITIES FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                                         SINCE
                                                                       INCEPTION
                                                  1 YEAR     5 YEAR      (5/95)
--------------------------------------------------------------------------------
RETURNS BEFORE TAXES                               6.19%      5.46%       5.58%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES ON
    DISTRIBUTIONS                                  4.21%      3.42%       3.51%
--------------------------------------------------------------------------------
RETURNS AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF FUND SHARES                                 3.75%      3.34%       3.43%
--------------------------------------------------------------------------------
MERRILL LYNCH 1- TO 5-YEAR
    U.S. TREASURY INDEX                            8.37%      6.80%       6.90%
--------------------------------------------------------------------------------

[GRAPH]

                        TOTAL
YEARS                   RETURN
1996                    4.46%
1997                    5.73%
1998                    5.51%
1999                    2.88%
2000                    7.04%
2001                    6.19%


Best Quarter:   Q4 of 2000 &
                Q3 of 2001    2.37%
Worst Quarter:  Q1 of 1996     .27%

For the Fund's current yield, call 1-800-258-3030.

SHORT-TERM BOND FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                          1 YEAR     5 YEAR      10 YEAR
------------------------------------------------------------------------------
RETURNS BEFORE TAXES                        7.13%      6.23%       5.98%
------------------------------------------------------------------------------
RETURNS AFTER TAXES ON
    DISTRIBUTIONS                           4.91%      3.90%       3.79%
------------------------------------------------------------------------------
RETURNS AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF FUND SHARES                          4.31%      3.82%       3.72%
------------------------------------------------------------------------------
MERRILL LYNCH 1- TO 5-YEAR
    CORP./GOV. INDEX                        8.98%      6.94%       6.53%
------------------------------------------------------------------------------

[GRAPH]

                        TOTAL
YEARS                   RETURN
1992                    6.30%
1993                    6.62%
1994                    0.09%
1995                   10.81%
1996                    5.16%
1997                    6.62%
1998                    6.40%
1999                    3.21%
2000                    7.84%
2001                    7.13%

Best Quarter:   Q3 of 1992    3.71%
Worst Quarter:  Q1 of 1994    -.62%

For the Fund's current yield, call 1-800-258-3030.

32 THE FUNDS

STOCK INDEX FUND
Average Annual Total Returns for Periods Ended 12/31/01*

                                                                         SINCE
                                                                       INCEPTION
                                                           1 YEAR        (10/99)
-----------------------------------------------------------------------------------
RETURNS BEFORE TAXES                                        -12.55%     -6.39%
-----------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS                        -12.77%     -6.61%
-----------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                  -7.65%     -5.17%
-----------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX                           -11.89%     -5.78%
===================================================================================

[GRAPH]

YEARS                           TOTAL RETURN
2000                              -9.55%
2001                             -12.55%

Best Quarter:     Q4 of 2001      10.6%
Worst Quarter:    Q3 of 2001     -14.9%

* The performance information for the Stock Index Fund reflects its investment experience in the Equity 500 Index Portfolio managed by Deutsche Asset Management, Inc. During the first quarter of 2003, the Stock Index Fund will change its master portfolio to the State Street Equity 500 Index Portfolio, which will have different performance history.

VALUE FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                1 YEAR     5 YEAR      10 YEAR
----------------------------------------------------------------
RETURNS BEFORE TAXES            5.90%       9.05%       12.72%
----------------------------------------------------------------
RETURNS AFTER TAXES ON
    DISTRIBUTIONS               4.24%       7.65%       11.38%
----------------------------------------------------------------
RETURNS AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF FUND SHARES              4.06%       6.99%      10.34%
----------------------------------------------------------------
STANDARD & POOR'S
    500 STOCK INDEX           -11.89%      10.70%      12.94%
================================================================

[GRAPH]

YEARS                   TOTAL RETURN
1992                     11.68%
1993                     18.83%
1994                      2.50%
1995                     33.78%
1996                     17.94%
1997                     26.70%
1998                      8.31%
1999                     -3.21%
2000                      9.64%
2001                      5.90%

Best Quarter:     Q2 of 1999      14.71%
Worst Quarter:    Q3 of 1999     -14.66%

                                                                   THE FUNDS 33

SMALL-COMPANY STOCK FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                                         SINCE
                                                                       INCEPTION
                                                            1 YEAR       (3/98)
-----------------------------------------------------------------------------------
RETURNS BEFORE TAXES                                        11.17%       3.32%
-----------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS                        11.08%       2.69%
-----------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                                  6.80%       2.37%
-----------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                           2.49%       2.78%
===================================================================================

[GRAPH]

YEARS                   TOTAL RETURN
1999                     -0.55%
2000                     15.21%
2001                     11.17%

Best Quarter:     Q2 of 1999      21.91%
Worst Quarter:    Q3 of 1998     -12.82%

No performance information is shown for either the International Stock Index Fund or the Nasdaq-100 Index Tracking Stock(SM) Fund because neither Fund has been in existence for a complete calendar year.

34 THE FUNDS

EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of a Fund. There are no transaction fees and you pay no sales charges when you buy shares directly from the distributor.


                                                                                                                 NASDAQ-100
                                             SHORT-TERM                                   SMALL-                   INDEX
                                     DAILY   GOVERNMENT                STOCK             COMPANY  INTERNATIONAL  TRACKING
                                    INCOME   SECURITIES  SHORT-TERM    INDEX    VALUE     STOCK    STOCK INDEX   STOCK(SM)
                                     FUND      FUND       BOND FUND    FUND     FUND      FUND        FUND         FUND

SHAREHOLDER TRANSACTION EXPENSES
Sales Charge on Purchases              None      None        None        None      None      None     None           None
Sales Charge on
   Reinvested Dividends                None      None        None        None      None      None     None           None
Deferred Sales Charge
   on Redemptions                      None      None        None        None      None      None     None           None
Redemption Fee                         None      None        None        None      None      None     None           None
Exchange Fee                           None      None        None        None      None      None     None           None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUNDS' ASSETS AS OF DECEMBER 31, 2001)
(as a percentage of average daily net assets)

Management Fees                       0.50%     0.45%       0.60%       0.045%(b)        0.59%    0.85%     0.15%(c,e)    0.25%(e)
Other Expenses                        0.34%     0.47%       0.23%       0.945%(b,d)      0.26%    1.09%    17.64%(c,d,e)  5.71%(e)
Total Operating Expenses(a)           0.84%     0.92%       0.83%        0.99%(b)        0.85%    1.94%    17.79%(c,e)    5.96%(e)

(a) The following Funds had Total Operating Expenses that were less than the amounts shown above for the most recent fiscal year. This is because some of the fees were waived by RE Advisers. These waivers may be eliminated by RE Advisers with 90 days notice and Board approval. With the fee waivers, the Funds' actual Total Operating Expenses for the year ended December 31, 2001 were as follows:

   Daily Income Fund                               0.80%
   Short-Term Government Securities Fund           0.75%
   Short-Term Bond Fund                            0.75%
   Stock Index Fund                                0.75%
   Small-Company Stock Fund                        1.50%
   International Stock Index Fund(e)               1.50%
   Nasdaq-100 Index Tracking Stock(SM) Fund(e)     1.50%

(b) The fees for Stock Index Fund shown in this table and used in the example below have been restated since December 31, 2001 to reflect a reduction in management fees and in other expenses due to a new master/feeder arrangement. The fees for Stock Index Fund reflect expenses of both the feeder fund and the master portfolio. The management fee represents the total fees paid by the State Street Equity 500 Index Portfolio to SSgA Funds Management, Inc. for SSgA's service as investment adviser and to State Street Bank and Trust Company for administration and custodian services (and for assuming certain ordinary operating expenses) for the State Street Equity 500 Index Portfolio.

(c) The fees for the International Stock Index Fund shown in this table and used in the example below reflect expenses of both the feeder fund and the master portfolio. The management fee represents the total fees paid by the State Street MSCI(R) EAFE(R) Index Portfolio to SSgA Funds Management, Inc. for SSgA's service as investment adviser and to State Street Bank and Trust Company for administration and custodian services (and for assuming certain ordinary operating expenses) for the MSCI(R) EAFE(R) Index Portfolio.

(d) The Other Expenses for Stock Index Fund and International Stock Index Fund include a .25% Administrative Fee paid to RE Advisers.

(e) The fees for International Stock Index Fund and Nasdaq-100 Index Tracking StockSM Fund have been annualized to reflect a full year of expenses.

                                                                    THE FUNDS 35

EXAMPLE
The example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a Fund with a redemption at the end of each future time period (a). It also assumes each Fund has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
Daily Income Fund                             $86     $268      $466     $1,039
Short-Term Government Securities Fund         $94     $293      $509     $1,134
Short-Term Bond Fund                          $85     $265      $461     $1,028
Stock Index Fund                              $99     $309      $537     $1,192
Value Fund                                    $86     $269      $467     $1,040
Small-Company Stock Fund                     $194     $600    $1,031     $2,230
International Stock Index Fund             $1,779   $4,684       N/A        N/A
Nasdaq-100 Index Tracking Stock(SM) Fund     $596   $1,771       N/A        N/A

(a) There are no charges imposed upon redemption.

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes only.

MANAGEMENT
INVESTMENT MANAGER FOR THE FUNDS

   RE Advisers
   4301 Wilson Boulevard
   Arlington, VA 22203


The investment manager is responsible for selecting investments, managing the portfolios and setting investment strategies and policies. RE Advisers was launched in 1990 and now manages over $800 million for mutual fund and private account investors.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995
(formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment Corporation and an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (NRECA), a non-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives.

In 2001, the Funds paid RE Advisers the following fees, expressed as a percent of fund assets:

Daily Income Fund           .46%
Short-Term Government
   Securities Fund          .28%
Short-Term Bond Fund        .52%
Value Fund                  .59%
Small-Company Stock Fund    .41%
Nasdaq-100 Index Tracking
   Stock(SM) Fund             0%

36 THE FUNDS


PORTFOLIO MANAGERS Portfolio managers oversee the Funds' day-to-day operations.

DAILY INCOME FUND
Patricia Murphy
Ms. Murphy has managed the Fund since 1998 and is a Money Market Portfolio Manager for RE Advisers and director of pension investments for NRECA. She has been with NRECA since 1997.

SHORT-TERM GOVERNMENT SECURITIES FUND AND SHORT-TERM BOND FUND
Douglas Kern
Mr. Kern has managed the Funds since their inception and has been a senior fixed-income portfolio manager for NRECA since 1985.

VALUE FUND, SMALL-COMPANY STOCK FUND AND NASDAQ-100 INDEX TRACKING STOCK(SM)
Fund
Peter Morris
Mr. Morris is the director of investments for RE Advisers and NRECA. He has been with NRECA since 1974.

Stuart Teach
Mr. Teach is a senior equity portfolio manager for RE Advisers and NRECA. He and Mr. Morris have co-managed the Funds since their inception. Mr. Teach has been with NRECA since 1985.

Mark Ashton
Mr. Ashton is an equity portfolio manager for RE Advisers and NRECA. He and co-managers Mr. Morris and Mr. Teach oversee the investment activities of the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Tracking Stock(SM) Fund. Mr. Ashton was a vice president of Capital Research Company from 1984 to 1998 prior to joining RE Advisers and NRECA in 1999.

INVESTMENT MANAGER FOR THE MASTER PORTFOLIOS OF THE STOCK INDEX FUND AND THE INTERNATIONAL STOCK INDEX FUND

   SSgA Funds Management, Inc.
   Two International Place
   Boston, MA 02110

SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company, serves as adviser to the State Street Equity 500 Index Portfolio and the State Street MSCI(R) EAFE(R) Index Portfolio and, subject to the supervision of the Boards of Trustees of the Portfolios, is responsible for the investment management of the Portfolios. As of September 30, 2002, SSgA managed approximately $57.3 billion in assets and together with its affiliates managed approximately $708 billion in assets.

SSgA places all orders for purchases and sales of the Portfolios' investments. In selecting broker-dealers, SSgA may consider research and brokerage services furnished to it and its affiliates. Affiliates of SSgA may receive brokerage commissions from the Portfolios in accordance with procedures adopted by the Trustees under the 1940 Act, which require periodic review of these transactions.

RE Advisers serves as the administrator for the Stock Index Fund and the International Stock Index Fund. Pursuant to an administrative service agreement with each Fund, RE Advisers provides certain administrative services to the Funds and generally assists in all aspects of their operation. In 2001, RE Advisers charged each Fund a fee of .25% of net assets for its services, but waived the fee in accordance with the Funds' expense limitation agreements.

                                                                    THE FUNDS 37
BOARD OF DIRECTORS

The Board of Directors establishes Homestead Funds' corporate policies and monitors Fund performance.

DISTRIBUTOR

RE Investment Corporation
4301 Wilson Boulevard
Arlington, VA 22203

TRANSFER AGENT

NFDS, Inc.
P.O. Box 219486
Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides accounting services for the Homestead Funds.

CUSTODIAN

State Street Bank and Trust Company

DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions are generally taxable to non-retirement account investors. We'll mail you IRS Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year.

DISTRIBUTION SCHEDULE

Interest Income
DAILY INCOME FUND                          Declared daily and paid monthly

SHORT-TERM GOVERNMENT SECURITIES FUND      Declared daily and paid monthly

SHORT-TERM BOND FUND                       Declared daily and paid monthly

STOCK INDEX FUND                           Declared and paid annually

VALUE FUND                                 Declared and paid semi-annually

SMALL-COMPANY STOCK FUND                   Declared and paid annually

INTERNATIONAL STOCK INDEX FUND             Declared and paid annually

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND   Declared and paid annually

Capital Gains

ALL FUNDS                                  If any, declared and paid no less frequently than annually

38  THE FUNDS


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The figures for the period ended June 30, 2002 are unaudited and were included in the semi-annual report. The figures for the period ended December 31, 2001, were audited by the Funds' independent accountant, PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report. The figures for periods prior to 2001 were audited by another accountant. If you would like to receive a copy of the latest annual report, which includes complete financials and footnotes, please call 1-800-258-3030.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                  ENDED JUNE 30, 2002  -------------------------------------------------------------
                                                      (UNAUDITED)          2001          2000        1999         1998        1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............       $1.00            $1.00        $1.00        $1.00        $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a) ....................        0.01             0.04         0.06         0.04         0.05        0.05
     Net realized and unrealized gain (loss)
       on investments .............................        0.00             0.00         0.00         0.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations .............        0.01             0.04         0.06         0.04         0.05        0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income ........................       (0.01)           (0.04)       (0.06)       (0.04)       (0.05)      (0.05)
     Net realized gain ............................        0.00             0.00         0.00         0.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions ..........................       (0.01)           (0.04)       (0.06)       (0.04)       (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................       $1.00            $1.00        $1.00        $1.00        $1.00       $1.00
====================================================================================================================================
TOTAL RETURN (a) ..................................        0.70% (b)        3.65%        5.76%        4.56%        4.91%       4.92%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............     $70,499          $66,204      $63,701      $63,734      $58,577     $53,033
Ratio of gross expenses before voluntary expense
     limitation to average net assets .............        0.81% (c)        0.84%        0.86%        0.84%        0.87%       0.83%
Ratio of net investment income to
     average net assets (a) .......................        1.41% (c)        3.58%        5.62%        4.47%        4.80%       4.80%
Ratio of expenses to average net assets (a) .......        0.80% (c)        0.80%        0.80%        0.80%        0.80%       0.80%

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

                                                                   THE FUNDS  39

SHORT-TERM GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                       SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                                   ENDED JUNE 30, 2002 -------------------------------------------------------------
                                                       (UNAUDITED)      2001          2000          1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............       $5.14         $5.08         $5.00         $5.09        $5.07        $5.05
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a) ....................        0.09          0.25          0.26          0.23         0.25         0.26
     Net realized and unrealized gain (loss)
       on investments .............................        0.02          0.06          0.08         (0.09)        0.02         0.02
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations .............        0.11          0.31          0.34          0.14         0.27         0.28
------------------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income ........................       (0.09)        (0.25)        (0.26)        (0.23)       (0.25)       (0.26)
     Net realized gain ............................        0.00          0.00          0.00          0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions ..........................       (0.09)        (0.25)        (0.26)        (0.23)       (0.25)       (0.26)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................       $5.16         $5.14         $5.08         $5.00        $5.09        $5.07
====================================================================================================================================
TOTAL RETURN (a) ..................................        2.09% (b)     6.19%         7.04%         2.88%        5.51%        5.73%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...............     $35,500       $32,270       $28,113       $34,459      $23,930      $16,187
Ratio of gross expenses before voluntary expense
     limitation to average net assets .............        0.86% (c)     0.92%         0.88%         0.86%        1.03%        1.27%
Ratio of net investment income to
     average net assets (a) .......................        3.40% (c)     4.74%         5.21%         4.63%        5.00%        5.19%
Ratio of expenses to average net assets (a) .......        0.75% (c)     0.75%         0.75%         0.75%        0.75%        0.75%
Portfolio turnover rate ...........................          18%           52%           18%            9%          57%          12%

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

40  THE FUNDS


SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                 ENDED JUNE 30, 2002  --------------------------------------------------------------
                                                     (UNAUDITED)          2001        2000        1999      1998      1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $5.26             $5.18       $5.09       $5.21       $5.18          $5.15
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a) ....................      0.12              0.28        0.30        0.28        0.29           0.30
     Net realized and unrealized gain (loss)
       on investments .............................      0.00              0.08        0.09       (0.12)       0.03           0.03
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations .............      0.12              0.36        0.39        0.16        0.32           0.33
------------------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income ........................     (0.12)            (0.28)      (0.30)      (0.28)      (0.29)         (0.30)
     Net realized gain ............................      0.00              0.00        0.00        0.00        0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions ..........................     (0.12)            (0.28)      (0.30)      (0.28)      (0.29)         (0.30)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $5.26             $5.26       $5.18       $5.09       $5.21          $5.18
====================================================================================================================================
TOTAL RETURN (a) ..................................      2.34% (b)         7.13%       7.84%       3.21%       6.40%          6.62%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...............  $190,862          $170,935    $148,128    $171,694    $146,350       $108,898
Ratio of gross expenses before voluntary expense
     limitation to average net assets .............      0.82% (c)         0.83%       0.87%       0.83%       0.84%          0.87%
Ratio of net investment income to
     average net assets (a) .......................      4.65% (c)         5.36%       5.81%       5.48%       5.53%          5.75%
Ratio of expenses to average net assets (a) .......      0.75% (c)         0.75%       0.75%       0.75%       0.75%          0.75%
Portfolio turnover rate ...........................        28%               68%         22%         37%         62%            55%

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

                                                                   THE FUNDS  41


STOCK INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       OCTOBER 28, 1999
                                                       SIX MONTHS          YEAR ENDED DECEMBER 31,    (INCEPTION DATE),
                                                   ENDED JUNE 30, 2002   ---------------------------  TO DECEMBER 31,
                                                      (UNAUDITED)           2001             2000           1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............       $8.55              $9.84           $10.96        $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (a) ...................        0.03               0.05             0.06          0.01
      Net realized and unrealized gain (loss)
       on investments .............................       (1.19)             (1.29)           (1.12)         0.96
-------------------------------------------------------------------------------------------------------------------------
      Total from investment operations ............       (1.16)             (1.24)           (1.06)         0.97
-------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income .......................       (0.01)             (0.05)           (0.06)        (0.01)
      Net realized gain ...........................        0.00               0.00             0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
      Total distributions .........................       (0.01)             (0.05)           (0.06)        (0.01)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................       $7.38              $8.55            $9.84        $10.96
=========================================================================================================================
TOTAL RETURN (a) ..................................      (13.56)%(b,d)      (12.55)%(d)       (9.68)%(d)     9.65%(b,d)
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............     $22,140            $23,340          $26,214        $8,311
Ratio of gross expenses before voluntary expense
      limitation to average net assets ............        0.90% (c,e)        0.99% (e)         N/A           N/A
Ratio of net investment income to
      average net assets (a) ......................        0.71% (c)          0.61%            0.65%         0.54%(c)
Ratio of expenses to average net assets (a) .......        0.75% (c)          0.75%            0.59%         0.72%(c)
Portfolio turnover rate ...........................         N/A                N/A              N/A           N/A

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) The performance information for the Stock Index Fund reflects its investment experience in the Equity 500 Index Portfolio managed by Deutsche Asset Management, Inc. During the first quarter of 2003, the Stock Index Fund will change its master portfolio to the State Street Equity 500 Index Portfolio, which will have different performance history.
(e) The expense ratio for Stock Index Fund has been restated for December 31, 2001 and June 30, 2002 to reflect a reduction in management fees and in other expenses due to a new master/feeder arrangement.

42  THE FUNDS


VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   SIX MONTHS                           YEAR ENDED DECEMBER 31,
                                               ENDED JUNE 30, 2002   ---------------------------------------------------------------
                                                   (UNAUDITED)          2001          2000          1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........       $25.50           $25.38        $23.53        $26.50       $25.50       $20.99
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a) ................         0.14             0.33          0.39          0.41         0.40         0.37
     Net realized and unrealized gain (loss)
       on investments .........................        (0.28)            1.17          1.85         (1.23)        1.72         5.22
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations .........        (0.14)            1.50          2.24         (0.82)        2.12         5.59
------------------------------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income ....................        (0.14)           (0.33)        (0.39)        (0.41)       (0.40)       (0.37)
     Net realized gain ........................         0.00            (1.05)         0.00         (1.74)       (0.72)       (0.71)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions ......................        (0.14)           (1.38)        (0.39)        (2.15)       (1.12)       (1.08)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................       $25.22           $25.50        $25.38        $23.53       $26.50       $25.50
====================================================================================================================================
TOTAL RETURN ..................................        (0.53)%(a)        5.90%         9.64%        (3.21)%       8.31%       26.70%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...........     $332,544         $335,115      $336,773      $406,302     $449,002     $378,621
Ratio of net investment income to
     average net assets .......................         1.13% (b)        1.26%         1.58%         1.47%        1.52%        1.59%
Ratio of expenses to average net assets .......         0.85% (b)        0.85%         0.85%         0.74%        0.72%        0.79%
Portfolio turnover rate .......................            9%              19%           18%           17%          10%           6%

-------------------------------
(a) Aggregate total return for the period.
(b) Annualized.

                                                                   THE FUNDS  43


SMALL-COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  MARCH 4, 1998
                                                      SIX MONTHS               YEAR ENDED DECEMBER 31,          (INCEPTION DATE),
                                                  ENDED JUNE 30, 2002    -------------------------------------   TO DECEMBER 31,
                                                       (UNAUDITED)          2001         2000          1999           1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $10.55            $9.51         $8.32         $8.85        $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (loss) (a) ............       (0.01)            0.02          0.08          0.05          0.05
      Net realized and unrealized gain (loss)
       on investments .............................        1.77             1.04          1.19         (0.10)        (1.15)
-------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations ............        1.76             1.06          1.27         (0.05)        (1.10)
-------------------------------------------------------------------------------------------------------------------------------
Distributions
      Net investment income .......................        0.00            (0.02)        (0.08)        (0.05)        (0.05)
      Net realized gain ...........................        0.00             0.00          0.00         (0.43)         0.00
-------------------------------------------------------------------------------------------------------------------------------
      Total distributions .........................        0.00            (0.02)        (0.08)        (0.48)        (0.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................      $12.31           $10.55         $9.51         $8.32         $8.85
===============================================================================================================================
TOTAL RETURN (a) ..................................       16.68% (b)       11.17%        15.21%        (0.55)%      (11.02)%(b)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ...............     $21,200          $13,522       $10,633       $10,637        $7,562
Ratio of gross expenses before voluntary expense
      limitation to average net assets ............        1.63% (c)        1.94%         2.04%         2.02%         3.11% (c)
Ratio of net investment income (loss) to
      average net assets (a) ......................       (0.21)%(c)        0.24%         0.87%         0.65%         1.04% (c)
Ratio of expenses to average net assets (a) .......        1.50% (c)        1.50%         1.50%         1.50%         1.50% (c)
Portfolio turnover rate ...........................           0%              20%           11%           23%           20% (c)

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

44  THE FUNDS


INTERNATIONAL STOCK INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                     SIX MONTHS       JANUARY 22, 2001
                                                ENDED JUNE 30, 2002   (INCEPTION DATE)
                                                     (UNAUDITED)    TO DECEMBER 31, 2001
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $7.75          $10.00
----------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a) ...............       0.04           (0.01)
   Net realized and unrealized gain (loss)
      on investments ..............................      (0.23)          (2.24)
----------------------------------------------------------------------------------------
   Total from investment operations ...............      (0.19)          (2.25)
----------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................       0.00            0.00
   Net realized gain ..............................       0.00            0.00
----------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................       0.00            0.00
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................      $7.56           $7.75
========================================================================================
TOTAL RETURN (a) ..................................      (2.45)%(b)     (22.50)%(b)
========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............     $1,162            $424
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............       7.65% (c)      17.79% (c)
Ratio of net investment income (loss) to
   average net assets (a) .........................       1.26% (c)      (0.23)%(c)
Ratio of expenses to average net assets (a) .......       1.50% (c)       1.50% (c)
Portfolio turnover rate ...........................        N/A             N/A

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

                                                                   THE FUNDS  45


NASDAQ-100 INDEX TRACKING STOCK(SM) FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                        SIX MONTHS        JANUARY 22, 2001
                                                    ENDED JUNE 30, 2002   (INCEPTION DATE)
                                                        (UNAUDITED)      TO DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............         $5.50             $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a) ...............         (0.03)             (0.05)
   Net realized and unrealized gain (loss)
      on investments ..............................         (1.80)             (4.45)
-----------------------------------------------------------------------------------------------
   Total from investment operations ...............         (1.83)             (4.50)
-----------------------------------------------------------------------------------------------
Distributions
   Net investment income ..........................          0.00               0.00
   Net realized gain ..............................          0.00               0.00
-----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................          0.00               0.00
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................         $3.67              $5.50
===============================================================================================
TOTAL RETURN (a) ..................................        (33.27)%(b)         (45.0)%(b)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) .............        $1,620             $1,282
Ratio of gross expenses before voluntary expense
   limitation to average net assets ...............          4.98% (c)          5.96% (c)
Ratio of net investment income (loss) to
   average net assets (a) .........................         (1.46)%(c)         (1.26)%(c)
Ratio of expenses to average net assets (a) .......          1.50% (c)          1.50% (c)
Portfolio turnover rate ...........................            26%               253%

-------------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

46  YOUR ACCOUNT        YOU PAY NO COMMISSIONS OR FEES WHEN YOU BUY, SELL OR
                        EXCHANGE SHARES DIRECTLY FROM THE DISTRIBUTOR,
                        REINVESTMENT CORPORATION.

HOW TO BUY, EXCHANGE AND SELL SHARES

You may make transactions on any day Homestead Funds is open for business. See page 52 for our hours of operation. The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k), 403(b) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

HOW TO BUY SHARES

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by wire or ACH transfer from an account held at a U.S. financial institution. See "Conditions of Purchase" on page 49 for more information on payment methods.

INITIAL INVESTMENT
--------------------------------------------------------------------------------
($500 minimum per Fund, non-retirement account/$200 minimum per Fund, IRA/no minimum for participants in the Automatic Investment Plan)

BY MAIL
--------------------------------------------------------------------------------

                        Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to "Homestead Funds" to:

                               Homestead Funds
                               c/o NFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

BY PHONE
--------------------------------------------------------------------------------

                        New investors must first complete an account application and provide bank information. On the day you expect to send your investment, call us at 1-800-258-3030 to confirm receipt of your account application and to get wire or ACH transfer instructions.

THROUGH AN AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------

                        Complete an account application to authorize this service. Mail your completed account application to:

                               Homestead Funds
                               c/o NFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                        You do not need to send a check with your application. See page 54 for more information on this service.

                                                                YOUR ACCOUNT  47

SUBSEQUENT INVESTMENT
--------------------------------------------------------------------------------
(no minimum)

BY MAIL
--------------------------------------------------------------------------------

                        Send a personal or business check (if investing in an account registered to that business entity) payable to "Homestead Funds" to:

                               Homestead Fund
                               c/o NFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                        Be sure to write your account number on the check.

BY PHONE
--------------------------------------------------------------------------------

                        Call us at 1-800-258-3030 to send money by wire or ACH transfer. You need to have authorized telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

ONLINE
--------------------------------------------------------------------------------

                        Log on to your account at www.homesteadfunds.com. Online purchases are made by ACH transfer. You need to have authorized telephone transaction privileges and have current bank information on file with us to purchase shares online.


HOW TO EXCHANGE SHARES

An exchange is processed as a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event. There is no minimum exchange amount if you are exchanging between existing accounts. There is a $100 minimum if you are exchanging to a new account.


BY MAIL
--------------------------------------------------------------------------------

                        Send a letter to:

                               Homestead Funds
                               c/o NFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                        Include the names of the Funds you're exchanging from and to and the account numbers. Tell us the dollar amount, percent of account or number of shares you wish to exchange. If exchanging to a new account, write "new."

                        IF YOU ARE EXCHANGING SHARES BETWEEN DIFFERENTLY REGISTERED ACCOUNTS, YOUR SIGNATURE MUST BE GUARANTEED. SEE PAGE 51 FOR MORE INFORMATION.

BY PHONE
--------------------------------------------------------------------------------

                        Call us at 1-800-258-3030. To use this service, you must have authorized telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

ONLINE
--------------------------------------------------------------------------------

                        Log on to your account at www.homesteadfunds.com. To use this service, you must have authorized telephone exchange privileges. Online exchanges can be made only between identically-registered accounts.

48  YOUR ACCOUNT

HOW TO SELL SHARES

Homestead Funds imposes no redemption fees or surrender charges. Redemption proceeds can be sent by check or deposited directly in your bank account. We charge a nominal fee to send a wire and no fee to send an ACH transfer.


BY MAIL
--------------------------------------------------------------------------------

                        Send a letter of instruction to:

                               Homestead Funds
                               c/o NFDS
                               P.O. Box 219486
                               Kansas City, MO 64121-9486

                        Include the name of the Fund you're redeeming from and the account number. Tell us the dollar amount, percent of your account or number of shares you wish to sell.

                        For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of income tax. If no amount is elected, we will automatically withhold 10%.

                        A signature guarantee may be needed. See p. 51 for more information.

BY PHONE
--------------------------------------------------------------------------------

                        Call us at 1-800-258-3030. To use this service, you must have authorized telephone redemption privileges. To have proceeds sent by wire or ACH transfer, you must also have current bank information on file with us.

                        Telephone redemptions are limited to $50,000 per day per Fund account.

                        For IRA accounts, telephone redemptions are only accepted if the account owner is age 59 1/2 or older. Requests for premature distributions from IRA accounts must be made in writing.

ONLINE
--------------------------------------------------------------------------------

                        Log on to your account at www.homesteadfunds.com. To use this service, you must have authorized telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account.

                        Online redemptions are limited to $50,000 per day per Fund account.

BY CHECK
--------------------------------------------------------------------------------

                        Daily Income Fund shareholders including IRA investors age 59 1/2 or older may also write checks against their account. See page 54 for more information.

                                                                 YOUR ACCOUNT 49

CONDITIONS OF PURCHASE

Homestead Funds accepts the following forms of payment...

PERSONAL AND BUSINESS CHECKS written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information.

WIRES AND ACH TRANSFERS sent in U.S. dollars from accounts held at U.S. financial institutions. Bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

To protect the Funds from fraud, we do not accept third-party checks, bank account starter checks or credit card convenience checks. In keeping with our anti-money laundering policies, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler's checks, cashier's checks and bearer bonds.

Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

BROKER-DEALERS

You may also buy shares of the Homestead Funds from an authorized broker-dealer. A broker-dealer may charge you a transaction fee or take a commission from your investment for this service.

DETERMINATION OF "GOOD ORDER"

Purchases are not binding on Homestead Funds or its distributor or considered received until requests are received by the transfer agent in "good order." For the Daily Income Fund, investments made by federal funds wire are considered to be in "good order" upon our receipt of the wire. Daily Income Fund investments made by other methods, including personal check and ACH transfer must be converted to federal funds before we consider them to be in "good order." Checks drawn on banks which are members of the Federal Reserve system are usually converted to federal funds within one business day. Checks drawn on non-member financial institutions may take longer. Investments made to other Homestead Funds are considered to be in "good order" when received.

HOW WE HANDLE INCOMPLETE INSTRUCTIONS

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don't receive further instructions within a reasonable period of time, we will return your request and any checks sent with it.

50  YOUR ACCOUNT

REDEMPTION PAYMENTS

If you instruct us to redeem shares you recently purchased by personal, corporate or government check, your redemption payment will be held until your purchase check has cleared. This usually takes no more than 10 days from our receipt of the purchase check. Your transaction will be priced on the day we receive your redemption request.

WHEN TRANSACTIONS ARE PRICED

Investments, redemptions and exchanges received in "good order" before 4:00 p.m. ET are priced at the Fund's net asset value per share at the market's close on that business day. Telephone redemptions and telephone exchanges made after 4:00 p.m. ET will be priced at the Fund's net asset value per share at the market's close on the following business day. Telephone investments made after 4:00 p.m. ET will not be accepted. We will disregard any instruction to process transactions on a specific date.

HOW FUND PRICES ARE DETERMINED

Each Fund's net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

WHEN CALCULATED--Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
ET). Net asset values per share are calculated every day the New York Stock Exchange is open for trading. The Exchange is closed on weekends and all major holidays.

VALUATION METHODOLOGY (DAILY INCOME FUND)--For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

VALUATION METHODOLOGY (ALL OTHER FUNDS)--Portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value.

STOCK CERTIFICATES

If you have been a shareholder for at least 30 days and want to receive certificates for your shares, send a letter of instruction to:

   Homestead Funds
   c/o NFDS
   P.O. Box 219486
   Kansas City, MO 64121-9486

                                                                YOUR ACCOUNT  51


Stock certificates are not issued for the Daily Income Fund. If you wish to redeem or exchange shares for which you have been issued certificates, you need to endorse and return the certificates before we can process your transaction. For this reason, most shareholders elect not to receive certificates. If you lose certificates, there may be a charge to replace them.

SIGNATURE GUARANTEES

A signature guarantee is proof that your signature is authentic. Homestead Funds requires a special type of signature guarantee called a "medallion stamp." Most financial institutions issue them.

For any letter of instruction that requires a signature guarantee, sign your letter in front of the bank or savings and loan representative issuing the medallion stamp. The financial institution may charge a nominal fee for this service.

We understand that obtaining a signature guarantee is sometimes inconvenient. However, it's an important way that we can protect you against fraud.

WHEN NEEDED--A signature guarantee is required when you...

- Send written instructions to redeem amounts of $50,000 or more.

- Instruct us to send redemption proceeds to an address other than the account of record or to a bank account other than your bank account of record.

- Instruct us to make a redemption check payable to someone other than the account owner(s) of record or request a redemption with proceeds to be mailed to the address of record within 30 days of making an address change.

- Instruct us to exchange shares between differently registered accounts.

- Instruct us to add telephone transaction privileges and in the same letter of instruction authorize a transaction.

- Instruct us to change your address and in the same letter of instruction authorize a transaction.

- Change or add bank account information.

- Instruct us to transfer IRA assets to or from Homestead Funds to or from another custodian if the amount to be transferred is $250,000 or more.

- Endorse stock certificates.

If you have a corporate, estate, trust or other type of account not registered to an individual, there are additional occasions when we may require a signature guarantee in order to process your transaction. A Homestead Funds representative can give you more information.

WHERE TO OBTAIN--You can get a signature guarantee from any of the following financial institutions authorized to issue medallion stamps, including...

- bonded banks

- securities brokers or dealers

- credit unions

52  YOUR ACCOUNT


- savings and loan associations, building and loan associations, cooperative banks, federal savings banks and associations

- national securities exchanges, registered securities exchanges and securities clearing houses.

We will not accept a guarantee from a notary in lieu of a medallion stamp because notaries do not compensate you or Homestead Funds in case of fraud.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 as the result of redemptions or if you elect to participate in the automatic investment plan and stop making investments before the account reaches $500. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least $500.

EXCESSIVE TRADING

To protect all shareholders against costs associated with excessive trading, the Value Fund and Small Company Stock Fund may at their discretion limit shareholders to one exchange per calendar quarter. Shareholders would be notified in writing if such a policy were to be implemented. This policy would not prevent you from making redemptions.

IMPORTANT ADDRESSES AND PHONE NUMBERS

Send transaction instructions and account inquiries to...

      REGULAR MAIL
      Homestead Funds
      c/o NFDS
      P.O. Box 219486
      Kansas City, MO 64121-9486

      OVERNIGHT MAIL
      Homestead Funds
      c/o NFDS
      330 W. 9th Street, 1st Floor
      Kansas City, MO 64105-1514
      Attention: Shareholder Services

Send requests for general fund information and sales literature to...

      Homestead Funds
      4301 Wilson Boulevard, IFS8-305
      Arlington, VA  22203
      Attention: Investments Division

To reach a Homestead Funds representative by phone, call...

      1-800-258-3030

Our fax number is...

      1-703-907-5606

Shareholders are responsible for confirming receipt. We will not accept a signature guarantee sent by fax.

Homestead Funds' website can be found at www.homesteadfunds.com.

HOURS OF OPERATION

You may buy, sell or exchange shares of Homestead Funds on any day the New York Stock Exchange is open. The Exchange is closed on weekends and all major holidays.

TO ASK A QUESTION ABOUT YOUR HOMESTEAD FUNDS ACCOUNT OR
MAKE TRANSACTIONS BY PHONE, CALL 1-800-258-3030                      SERVICES 53


Representatives are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you've established telephone privileges, representatives can take your instructions to buy, sell (non-retirement accounts only) or exchange shares over the phone. Telephone transactions must be made by 4:00 p.m. ET to be priced at the Fund's closing price on that business day. For transaction instructions, see page 46.

24-HOUR, AUTOMATED TELEPHONE SERVICE

To hear a recording of the Funds' most recent net asset values, call 1-800-258-3030. Net asset value information is available 24 hours a day, seven days a week.

ACCOUNT STATEMENTS

CONFIRMATION--Whenever you buy or sell shares or have distributions reinvested in your account, we send a confirmation statement. This statement shows the date of the transaction, number of shares involved and share price.

MONTHLY AND YEAR-END INVESTOR STATEMENT--We send statements at the beginning of every month showing all activity in your accounts during the previous month. Your December monthly statement, mailed in early January, lists all activity in your account during the previous year.

FUND REPORTS

Shareholders receive reports twice a year. Reports include a summary of the financial markets, an explanation of fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

TELEPHONE/ONLINE TRANSACTION PRIVILEGES

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 1-800-258-3030) or online (at www.homesteadfunds.com). See page 46 for transaction instructions.

HOW TO AUTHORIZE--Use the Account Application to authorize telephone transaction privileges. If you did not authorize these options when you established your account, you can add them later by sending a short letter of instruction to:

      Homestead Funds
      c/o NFDS
      P.O. Box 219486
      Kansas City, MO 64121-9486.

We set your online transaction privileges to mirror your telephone transaction privileges. Therefore, you need to elect telephone transaction privileges in order to be able to trade shares online.

DAILY REDEMPTION LIMIT--Redemptions made by phone or online are limited to $50,000 per day per Fund account. This cap helps protect all shareholders against the high costs of excessive trading.

BUSY PERIODS--We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a representative by phone. If this occurs, please consider making transactions online or sending your transaction

54  SERVICES

instructions by overnight mail. Address on page 52.

SAFEGUARDS AND LIMITS TO LIABILITY--Homestead Funds and NFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believes to be genuine.

AUTOMATIC INVESTMENT/REDEMPTION PLANS

AUTOMATIC INVESTMENT (BY ACH TRANSFER)--You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. The transfer takes place on or about the 20th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

AUTOMATIC INVESTMENT (BY PAYROLL DEDUCTION)--You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. Money is invested as soon as we receive it from the sender, typically on or about the date your check is issued. You determine the amount to invest. Check with your employer to be sure they can accommodate payroll deduction plans before you establish this service.

AUTOMATIC WITHDRAWAL--You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. The transfer takes place on or about the 25th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

FOR IRAS--If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In order to make automatic withdrawals from an IRA, you must be 59 1/2 or older.

CHECKWRITING

ELIGIBILITY--Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older).

MINIMUM AMOUNT--Checks must be written for $100 or more. No taxes will be withheld from check amounts.

ORDERING CHECKS--If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To add checkwriting privileges to an existing account or request additional checks, call 1-800-258-3030. There is a nominal charge for check

                                                                    SERVICES  55


orders. This charge is automatically deducted from your Daily Income Fund account.

CHECK PROCESSING AND STOP PAYMENTS--Checks are processed by our transfer agent, NFDS. To stop payment on a check, call 1-800-258-3030. NFDS does not charge a fee to process checks or stop payment on a check.

CHECKS WRITTEN AGAINST NEWLY OPENED ACCOUNTS--If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

INSUFFICIENT FUNDS--If you write a check for an amount that exceeds your Daily Income Fund account balance your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Fund accounts to cover your check.

TYPES OF ACCOUNTS

RETIREMENT ACCOUNTS--You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 1-800-258-3030 or go to www.homesteadfunds.com.

EDUCATION SAVINGS ACCOUNTS--You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund. To request an Education Savings Account application, call 1-800-258-3030 or go to www.homesteadfunds.com.

EMPLOYER-SPONSORED PLANS--Your employer may offer the Homestead Funds as investment options available to participants in a 401(k), 403(b) or 457 (deferred compensation) plan. If your employer's plan does not offer the Homestead Funds, ask your plan administrator to call us at 1-800-258-3030.

SERVICE CHANGES POLICY

Homestead Funds may change the terms of these programs or discontinue a service. If we do so, we'll provide 60 days notice to shareholders.

56  SERVICES


FOR MORE INFORMATION ABOUT HOMESTEAD FUNDS

The Statement of Additional Information (SAI) describes other Fund management procedures and investment policies. It is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last reporting period.

The SAI and the Funds' annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 1-800-258-3030. The Funds' annual and semi-annual reports are also available online at www.homesteadfunds.com.

These documents are also on file with the Securities and Exchange Commission. You may view them online using the EDGAR database on the Commission's website at www.sec.gov. For a duplicating fee, the Commission can also send you a copy of these documents. Send e-mail requests to publicinfo@sec.gov or write the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. Call 202-942-8090 for information on the operation of the Public Reference Section.


Investment Company Act File No. 811-06136